EXHIBIT 10.33

                                  AVANTGO, INC.

                            2001 STOCK INCENTIVE PLAN

                               SECTION 1. PURPOSE

     The purpose of the AvantGo, Inc. 2001 Stock Incentive Plan (the "Plan") is to enhance the long-term stockholder value of AvantGo, Inc., a Delaware corporation (the "Company"), by offering opportunities to participate in the Company's growth and success, and to encourage them to remain in the service of the Company or a Related Corporation (as defined in Section 2) and to acquire and maintain stock ownership in the Company.

                             SECTION 2. DEFINITIONS

     For the purposes of the Plan, the following terms shall be defined as set forth below:

     "Award" means an Award or grant made pursuant to the Plan, including, without limitation, awards or grants of Stock Awards and Options, or any combination of the foregoing.

     "Board" means the Board of Directors of the Company.

     "Cause" for the termination of a Participant's employment with the Company or a Related Corporation or its successor will exist at any time after the happening of one or more of the following events, unless otherwise defined in an employment or services agreement between the Company or a Related Corporation and a Participant: (1) Participant's willful misconduct or material failure in the performance of the duties of his position with the Company or a Related Corporation or its successor, including Participant's failure to comply in any material respect with the legal directives of the Company's Chief Executive Officer or the Board of Directors so long as such directives are not unreasonably inconsistent with the Participant's position and duties, and such refusal to comply is not remedied within 10 days after receiving written notice from the Company or a Related Corporation or its successor, which written notice shall state that failure to remedy such conduct may result in termination for Cause; or (2) conduct that materially adversely affects the Company or its successor or is materially detrimental to the reputation of the Company or a Related Corporation or its successor, including but not limited to conviction of a felony involving moral turpitude.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Common Stock" means the common stock, par value $0.0001 per share, of the Company.

     "Corporate Transaction" has the meaning set forth in Section 11.3.1.

     "Director" means a member of the Board.

     "Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Related Corporation and to be engaged in any substantial gainful activity.

     "Effective Date" has the meaning set forth in Section 15.


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     "Employment Termination Date" has the meaning set forth in Section 7.6.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall be as established in good faith by the Plan Administrator or, (a) if the Common Stock is listed on the Nasdaq National Market, the closing sales price for the Common Stock as reported by the Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

     "Grant Date" means the date on which the Plan Administrator completes the corporate action relating to the grant of an Award and all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

     "Option" means a stock option granted pursuant to the Plan that is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     "Officer" means any person who is an "officer" as that term is defined under Section 16 of the Exchange Act and Rule 16a-1(f) thereunder in accordance with Nasdaq Rule 4350(i).

     "Option Term" has the meaning set forth in Section 7.3.

     "Parent" means any entity, whether now or hereafter existing, that directly or indirectly controls the Company.

     "Participant" means (a) the person to whom an Award is granted; (b) for a Participant who has died, the personal representative of the Participant's estate, the person(s) to whom the Participant's rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 10; or (c) the person(s) to whom an Award has been transferred in accordance with Section 10.

     "Plan Administrator" means the Board or any committee or committees designated by the Board to administer the Plan under Section 3.1.

     "Related Corporation" means any Parent or Subsidiary of the Company.

     "Retirement" means retirement as of the individual's normal retirement date under the Company's 401(k) plan or other similar successor plan applicable to salaried employees unless otherwise defined by the Plan Administrator from time to time.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Stock Award" means an Award of Common Stock or units denominated in Common Stock granted under Section 8, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

     "Subsidiary" means any entity that is directly or indirectly controlled by the Company.

     "Successor Corporation" has the meaning set forth in Section 11.3.2.


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     "Vesting  Commencement  Date"  means  the  Grant  Date or such  other  date selected by the Plan Administrator as the date from which the Option begins to vest for purposes of Section 7.4.

                            SECTION 3. ADMINISTRATION

3.1      Plan Administrator

The Plan shall be administered by the Board and/or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board (a "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

3.2      Administration and Interpretation by Plan Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such Officers as it so determines.

                      SECTION 4. STOCK SUBJECT TO THE PLAN

4.1      Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 11.1, a maximum of 1,700,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares. Notwithstanding the foregoing, during the first three-year period commencing on the effective date of the Plan, Officers and Directors of the Company shall not receive Awards for more than 49% of the shares of Common Stock underlying the Awards that are granted during such three-year period. Thereafter, on an annual basis, Officers and Directors of the Company shall not receive Awards for more than 49% of the shares of Common Stock underlying Awards that are granted during such one-year period.

4.2      Reuse of Shares

Any shares of Common Stock that have been made subject to an Award that cease to be subject to an award (other than by reason of exercise or payment of the Award to the extent it was exercised for or settled in vested and nonforfeitable shares) shall again be available for issuance in connection with future grants of Awards under the Plan.

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                             SECTION 5. ELIGIBILITY

Subject to Section 4.1, awards may be granted to those Officers, Directors and employees of the Company and its Related Corporations as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisor and independent contractors who are engaged to provides services to the Company and its Related Corporations; provided, however, that such Participants
(a) are natural or non-natural persons or an alter ego entity, (b) render bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (c) render bona fide services that do not directly or indirectly promote or maintain a market for the Company's securities.

                                SECTION 6. AWARDS

6.1      Form and Grant of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Options and Stock Awards. Awards may be granted singly or in combination.

6.2      Settlement of Awards

The Company may settle Awards through the delivery of shares of Common Stock, cash payments, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents. The Plan Administrator may at any time offer to buy out, for a payment in cash or Common Stock, an Award previously granted based on such terms and conditions as the Plan Administrator shall establish and communicate to the Participant at the time such offer is made.

6.3      Acquired Company Awards

Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

                          SECTION 7. AWARDS OF OPTIONS

7.1      Grant of Options

The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options.

7.2      Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 85% of the Fair Market Value of the Common Stock on the Grant Date.


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7.3      Term of Options

The term of each Option (the "Option Term") shall be as established by the Plan Administrator or, if not so established, shall be ten years from the Grant Date.

7.4      Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not otherwise so established in the instrument evidencing the Option, the Option shall vest and become exercisable at a rate of twenty-five percent (25%) per year from the Vesting Commencement Date, which may be waived or modified by the Plan Administrator at any time. The Plan Administrator may adjust the vesting schedule of an Option held by a Participant who works less than "full time" as that term is defined by the Plan Administrator. To the extent an Option has vested and become exercisable, the Option may be exercised from time to time by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5      Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check (acceptable to the Plan Administrator) or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, in any combination of

     (a) cash or check (acceptable to the Plan Administrator);

     (b) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price;

     (c) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) to the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or

     (d) such other consideration as the Plan Administrator may permit.

In addition, to assist a Participant (including a Participant who is an Officer or a Director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (i) the payment by a Participant of the purchase price of the Common Stock by a promissory note, (ii) the payment by the Participant of the purchase price, if any, of the Common Stock in installments, or (iii) the guarantee by the Company of a loan obtained by the Participant from a third party. Such notes or loans must be full recourse to the extent necessary to avoid charges to the Company's earnings for financial reporting purposes. Subject to the foregoing, the Plan Administrator shall in its sole discretion specify


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the terms of any loans,  installment payments or loan guarantees,  including the interest rate (which shall not be less than a market rate of interest) and terms of and security for repayment.

7.6      Post-Termination Exercises

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Related Corporations, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

     (a) Any portion of an Option that is not vested and exercisable on the date of a termination of the Participant's employment or service relationship (the "Employment Termination Date") shall expire on such date.

     (b) Any portion of an Option that is vested and exercisable on the Employment Termination Date shall expire on the earliest to occur of

          (i) The last day of the Option Term (the "Option Expiration Date");

          (ii) if the Participant's Employment Termination Date occurs for reasons other than Cause, death, Disability or Retirement the three-month anniversary of such Termination Date; and

          (iii) if the Participant's Employment Termination Date occurs by reason of Disability, Retirement or death, the one-year anniversary of such Termination Date.

     Notwithstanding the foregoing, if a Participant dies within 30 days after the Employment Termination Date, the portion of the Option that is vested and exercisable on such Employment Termination Date shall expire upon the earlier to occur of (y) the last day of the Option Term and (z) one year after the date of death, unless the Plan Administrator determines otherwise.

     Also notwithstanding the foregoing, in case of termination of the Participant's employment or service relationship for Cause, the Option shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option likewise shall be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant's relationship with the Company or a Related Corporation has ended, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

     A Participant's transfer of employment or service relationship between or among the Company and its Related Corporations, or a change in status from an employee to a consultant, agent, advisor or independent contractor or vice versa, shall not be considered a termination of employment or service for purposes of this Section 7. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

                             SECTION 8. STOCK AWARDS

8.1      Grant of Stock Awards

The Plan Administrator is authorized to make Awards of Common Stock or Awards denominated in units of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which repurchase or forfeiture of the Stock Award shall occur by reason of termination of the Participant's employment or service relationship.

8.2      Issuance of Shares

Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon a Participant's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Participant or, in the case of the Participant's death, to the personal representative of the Participant's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

8.3      Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

                             SECTION 9. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of an Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Participant to satisfy withholding obligations, in whole or in part, (a) by paying cash, (b) by electing to have the Company withhold shares of Common Stock (up to the employer's minimum required federal tax withholding rate to the extent the Participant has owned the tendered shares for less than six months if such limitation is necessary to avoid a charge to the Company for financial reporting purposes), or (c) by transferring to the Company shares of Common Stock (already owned by the Participant for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes), in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award (up to the employer's minimum required tax withholding rate) or from any cash amounts otherwise due or to become due from the Company to the Participant in an amount equal to such taxes.

                            SECTION 10. ASSIGNABILITY

Awards granted under the Plan and any interest therein may not be assigned, pledged or transferred by the Participant and may not be made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, and, during a Participant's lifetime, such Awards may only be exercised by the Participant. Notwithstanding the foregoing, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Participant to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Participant's death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

                             SECTION 11. ADJUSTMENTS

11.1     Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1 and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a Corporate Transaction shall not be governed by this Section 11.1 but shall be governed by Sections 11.2 and 11.3, respectively.

11.2     Dissolution or Liquidation

In the event of a proposed dissolution or liquidation of the Company, the Plan Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Plan Administrator in its discretion may permit a Participant to exercise an Option until ten days prior to such transaction with respect to all vested and exercisable shares of Common Stock covered thereby and with respect to such number of unvested shares as the Plan Administrator shall determine. In addition, the Plan Administrator may provide that any forfeiture provision or Company repurchase option applicable to any Award shall lapse as to such number of shares as the Plan Administrator shall determine, contingent upon the occurrence of the proposed dissolution or liquidation at the time and in the manner contemplated. To the extent an Option has not been previously exercised, the Option shall terminate automatically immediately prior to the consummation of the proposed action. To the extent a forfeiture provision applicable to a Stock Award has not been waived by the Plan Administrator, the Stock Award shall be forfeited automatically immediately prior to the consummation of the proposed action.

11.3     Corporate Transaction

         11.3.1   Definition

"Corporate Transaction" means any of the following events:

(a) Consummation of any merger or consolidation of the Company with or into another corporation; or

(b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's outstanding securities or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation (as that term is used for purposes of Section 422 of the Code) of the Company;

provided, however, that a Corporate Transaction shall not include (i) a merger of the Company in which the holders of shares of Common Stock immediately prior to the merger hold at least a majority of the shares of Common Stock in the surviving corporation immediately after the merger, (ii) a mere reincorporation of the Company, or (iii) a transaction undertaken for the sole purpose of creating a holding company.

         11.3.2   Options

In the event of a Corporate Transaction, except as otherwise provided in the instrument evidencing the Award, each outstanding Option shall be assumed or continued or an equivalent option or right substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable (the "Successor Corporation"). In the event that the Successor Corporation refuses to assume, continue or substitute for the Option, the Option shall terminate upon the consummation of the Corporate Transaction.

         11.3.3   Stock Awards

In the event of a Corporate Transaction, except as otherwise provided in the instrument evidencing the Award, Stock Awards shall terminate or be assumed, continued or replaced with an equivalent award of the Successor Corporation to the same extent outstanding Options are terminated or assumed, continued or replaced, as applicable, by the Successor Corporation. If unvested Options are to be assumed, continued or replaced with an equivalent award by a Successor Corporation upon the occurrence of a Corporate Transaction, the forfeiture


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provisions  to which Stock  Awards are subject  shall  continue  with respect to shares of the Successor Corporation that may be issued in exchange for such shares.

11.4     Further Adjustment of Awards

Subject to Sections 11.2 and 11.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change of control that is the reason for such action.

11.5     Limitations

The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

11.6     Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

                           SECTION 12. MARKET STANDOFF

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, a person shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed 180 days. The limitations of this Section 12 shall in all events terminate two years after the effective date of the Company's initial public offering.

                      SECTION 13. AMENDMENT AND TERMINATION

13.1     Amendment of Plan

The Plan may be amended only by the Board in such respects as it shall deem advisable.

13.2     Termination of Plan

The Board may suspend or terminate the Plan at any time. Unless sooner terminated as provided herein, the Plan shall terminate ten years after the Plan's adoption by the Board.

13.3     Consent of Participant

The  amendment or  termination  of the Plan or the  amendment of an  outstanding
Award shall not, without the Participant's consent, impair or diminish any rights or obligations under any Award theretofore granted to the Participant under the Plan. Notwithstanding the foregoing, any adjustments made pursuant to
Section 11 shall not be subject to these restrictions.


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                               SECTION 14. GENERAL

14.1     Evidence of Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

14.2     No Individual Rights

Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Corporation or limit in any way the right of the Company or any Related Corporation to terminate a Participant's employment or other relationship at any time, with or without Cause.

14.3     Registration

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity. The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

To the extent that the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

14.4     No Rights as a Stockholder

No Option or Stock Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

14.5     Compliance With Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

14.6     Participants in Foreign Countries

The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Corporations may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

14.7     No Trust or Fund

The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any


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special   deposits  for  any  immediate  or  deferred  amounts  payable  to  any
Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

14.8     Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

14.9     Choice of Law

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of California without giving effect to principles of conflicts of law.

                           SECTION 15. EFFECTIVE DATE

The effective date is the date on which the Plan is adopted by the Board.


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                    PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
                                  SUMMARY PAGE


   Date of Board                                                Section/Effect
       Action                         Action                     of Amendment

December 11 , 2001            Initial Plan Adoption